UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 20, 2015
Date of Report

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 AP GAMING HOLDCO, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-55119	46-3698600
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5475 S. Decatur Boulevard, Suite #100
Las Vegas, Nevada 89118
(Address of principal executive offices) (Zip Code)

(702) 722-6700
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective July 1, 2015, AGS, LLC (“AGS”), a subsidiary of AP Gaming Holdco, Inc. (the “Registrant”), entered into an employment agreement with Mauro Franic to serve as Chief Operating Officer of AGS (the “Employment Agreement”). Mr. Franic, age 44, most recently served as Chief Operating Officer of Cadillac Jack, Inc., which the Registrant acquired on May 29, 2015. Prior to his role as Chief Operating Officer at Cadillac Jack, Mr. Franic served as Vice President of Product Management and Marketing at Cadillac Jack. Mr. Franic joined Cadillac Jack in September 2006 as Director of Product Management, during which time he was instrumental in the development and introduction of new product lines in the US and Mexico. He brings more than eighteen years of product management experience to Cadillac Jack, having led business development for Exxon Mobil in Argentina and for Radiant Systems in the US, Spain, and the Caribbean.  Mr. Franic is a graduate of Instituto Tecnologico de Buenos Aires, with a Bachelor of Arts degree and a Master of Arts degree, each in Industrial Engineering, as well as a Master of Business Administration from William E. Simon School of Business.
Pursuant to the Employment Agreement, Mr. Franic’s annual base salary shall be $300,000, and Mr. Franic shall be eligible to receive an annual performance-based bonus, with an annual target bonus opportunity equal to 75% of his base salary.  He shall also be entitled to cash retention bonuses if he remains continuously employed with AGS or its affiliates through December 31, 2015, December 31, 2016 and July 1, 2017.  If during the term of the Employment Agreement, AGS terminates Mr. Franic’s employment without “cause” (as defined in the Employment Agreement), then, subject to receiving a signed release of claims from Mr. Franic, AGS shall pay or provide Mr. Franic with severance equal to eighteen (18) months base salary. Pursuant to his Employment Agreement, Mr. Franic will also be subject to certain non-solicitation and non-competition restrictions for twenty-four (24) months post-termination of employment, as well as perpetual confidentiality and non-disparagement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AP GAMING HOLDCO, INC.

Date: July 20, 2015	By:	/s/ David Lopez
	Name:	David Lopez
	Title:	Chief Executive Officer